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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-52072 and No. 333-31289) of Applied Materials, Inc. of our report dated May 29, 1998 which appears on page 4 of this Form 11-K.





/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

San Jose, California
June 18, 1998